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                                                                    EXHIBIT 99.2

                  DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN
                            INTERNATIONAL GROUP, INC.

Stephen Frasier Bollenbach   Director            Retired; Former Co-Chairman and      9336 Civic Center Drive,
                                                 Chief Executive Officer of Hilton    Beverly Hills, CA 90210
                                                 Hotels Corporation

Dennis Dean Dammerman        Director            Retired; Former Vice Chairman of     2954 Hurlingham Drive,
                                                 the Board, General Electric          Wellington, Florida 33414
                                                 Company and Chief Executive
                                                 Officer of GE Capital Corporation
                                                 (1998 to 2005)

Martin Stuart Feldstein      Director            Professor of Economics, Harvard      1050 Massachusetts Avenue,
                                                 University; President and Chief      Cambridge, Massachusetts 02138
                                                 Executive Officer, National Bureau
                                                 of Economic Research

Edward Michael Liddy         Director and        Chairman and Chief Executive         70 Pine Street
                             Executive Officer   Officer, AIG (since 2008); prior     New York, NY 10270
                                                 thereto, Partner, Clayton,
                                                 Dubilier & Rice, Inc. (during
                                                 2008); prior thereto, Chairman to
                                                 the Board, The Allstate
                                                 Corporation (Allstate) (1999 to
                                                 2008)

George Leroy Miles, Jr.      Director            President and Chief Executive        4802 5th Avenue,
                                                 Officer, WQED Multimedia             Pittsburgh, Pennsylvania 15213

Suzanne Nora Johnson         Director            Former Vice Chairman and Chairman    3000 West Olympic Blvd.
                                                 of the Global Markets Institute      Suite 2222,
                                                 (2004 to 2007) and Head of Global    Santa Monica, CA 90404
                                                 Investment Research Division (2002
                                                 to 2007), The Goldman Sachs Group,
                                                 Inc

Morris Wolf Offit            Director            Chairman, Offit Capital Advisors     485 Lexington Avenue, 24th Floor,
                                                 LLC; prior thereto, Co-Chief         New York, New York 10017
                                                 Executive Officer, Offit Hall
                                                 Capital Management LLC (2002 to
                                                 2007); Founder and Former Chief
                                                 Executive Officer, OFFITBANK

James Finley Orr, III        Director            Chairman of the Board of Trustees,   420 Fifth Avenue,
                                                 The Rockefeller Foundation           New York, New York 10018

Edmund Sze-Wing Tse(1)       Director and        Senior Vice Chairman-Life            35/F AIG Tower
                             Executive Officer   Insurance, AIG                       1 Cannaught Road Central
                                                                                      Hong Kong

Jacob Aharon Frenkel(2)      Executive Officer   Vice Chairman - Global Economic      70 Pine Street
                                                 Strategies                           New York, NY 10270

Anastasia Donovan Kelly(3)   Executive Officer   Vice Chairman, Legal, Human          70 Pine Street
                                                 Resources, Corporate Communications  New York, NY 10270
                                                 and Corporate Affairs and General
                                                 Counsel

Paula Rosput Reynolds(4)     Executive Officer   Vice Chairman and Chief              70 Pine Street
                                                 Restructuring Officer                New York, NY 10270

David L. Herzog              Executive Officer   Executive Vice President & Chief     70 Pine Street
                                                 Financial Officer                    New York, NY 10270

Rodney Owen Martin, Jr.(1)   Executive Officer   Executive Vice President - Life      2929 Allen Parkway, Houston,
                                                 Insurance                            TX 77019

Kristian Philip Moor         Executive Officer   Executive Vice President -           175 Water Street
                                                 Property Casualty Group              New York, NY 10270

Win Jay Neuger(5)            Executive Officer   Executive Vice President             70 Pine Street
                                                                                      New York, NY 10270

Nicholas Charles Walsh       Executive Officer   Executive Vice President - Foreign   175 Water Street
                                                 General Insurance                    New York, NY 10270

----------
(1) On March 25, 2009, it was announced that Mr. Martin will be named Chairman, International Life and Retirement Services and Mr. Tse will retire, as of AIG's Annual Meeting of Shareholders, scheduled for June 30, 2009.

(2) From January, 2000 until joining AIG in May, 2004, Mr. Frenkel served as Chairman of Merrill Lynch International, Inc.

(3) Prior to joining AIG in September, 2006, Ms. Kelly served as Executive Vice President and General Counsel of MCI/WorldCom. Previously, she was Senior Vice President and General Counsel of Sears, Roebuck and Co. from 1999 to 2003.

(4) Ms. Reynolds was President and Chief Executive Officer of Safeco Corporation from January 2006 to September 2008 and Chairman from May 2008 to September 2008. Previously, Ms. Reynolds served as President and Chief Executive officer of AGL Resources, an Atlanta-based energy holding company, from 2000 to 2005 and Chairman from 2002 to 2005.

(5) Effective January 14, 2009, Monika Maria Machon was elected Senior Vice President and Chief Investment Officer. Mr. Neuger remains an Executive Vice President of AIG.

Jay S. Wintrob               Executive Officer   Executive Vice President -           1 SunAmerica Center,
                                                 Retirement Services                  1999 Avenue of the Stars,
                                                                                      Los Angeles, CA 90067

William N. Dooley            Executive Officer   Senior Vice President - Financial    70 Pine Street
                                                 Services                             New York, NY 10270

Andrew J. Kaslow(6)          Executive Officer   Senior Vice President & Chief        72 Wall Street,
                                                 Human Resources Officer              New York, NY 10005

Robert E. Lewis              Executive Officer   Senior Vice President & Chief Risk   70 Pine Street
                                                 Officer                              New York, NY 10270

Monika M. Machon             Executive Officer   Senior Vice President & Chief        70 Pine Street
                                                 Investment Officer                   New York, NY 10270

Brian T. Schreiber           Executive Officer   Senior Vice President - Global       70 Pine Street
                                                 Planning and Analysis                New York, NY 10270

----------
(6) From June 2004 until joining AIG in May, 2007, Mr. Kaslow was a managing partner of QuanStar Group, LLC (an advisory services firm), and from January 2002 until May 2004, Mr. Kaslow was Senior Executive Vice President of Human Resources for Vivendi Universal (an entertainment and telecommunications company).

               DIRECTORS AND EXECUTIVE OFFICERS OF AIG COMMERCIAL
                        INSURANCE GROUP, INC. ("AIGCIG")

John Q. Doyle               Director and        President & Chief Executive           175 Water Street,
                            Executive Officer   Officer, AIGCIG                       New York, New York 10038

Kenneth V. Harkins          Director            Deputy General Counsel, AIG           175 Water Street,
                                                                                      New York, New York 10038

David L. Herzog             Director            Executive Vice President and          70 Pine Street,
                                                Chief Financial Officer, AIG          New York, New York 10270

Robert E. Lewis             Director            Senior Vice President & Chief Risk    70 Pine Street,
                                                Officer, AIG                          New York, New York 10270

Kristian P. Moor            Director            Chairman of the Board, AIGCIG         175 Water Street,
                                                                                      New York, New York 10038

Robert S.H. Schimek         Director and        Executive Vice President, Chief       175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,      New York, New York 10038
                                                AIGCIG

Robert J. Beier             Executive Officer   Senior Vice President,                175 Water Street,
                                                AIGCIG;                               New York, New York 10038

Carl E. Chamberlain         Executive Officer   Senior Vice President,                175 Water Street,
                                                AIGCIG;                               New York, New York 10038

Frank H. Douglas, Jr.       Executive Officer   Senior Vice President and Actuary,    70 Pine Street,
                                                AIGCIG                                New York, New York 10270

Andrew R. Holland           Executive Officer   Senior Vice President and             175 Water Street,
                                                General Counsel, AIGCIG               New York, New York 10038

Gary E. Muoio               Executive Officer   Senior Vice President and Chief       175 Water Street,
                                                Operations Officer-Underwriting,      New York, New York 10038
                                                AIGCIG

Richard T. Pisano           Executive Officer   Senior Vice President, AIGCIG         80 Pine Street
                                                                                      New York, New York 10005

Mary Ann Ross               Executive Officer   Executive Vice President, AIGCIG      175 Water Street,
                                                                                      New York, New York 10038

Charles R. Schader          Executive Officer   Executive Vice President, AIGCIG      175 Water Street,
                                                                                     AIG  New York, New York 10038

George M. Williams          Executive Officer   Vice President and Chief             70 Pine Street,
                                                Operations Officer-Claims            New York, New York 10270
                                                President, AIGCIG

Mark T. Willis              Executive Officer   Executive Vice President,            300 South Riverside Plaza, Suite
                                                AIGCIG                               2100, Chicago, Illinois  60606

                      DIRECTORS AND EXECUTIVE OFFICERS OF
                          AIU HOLDINGS, INC. ("AIUH")

John Q. Doyle               Director            Senior Vice President - Domestic     175 Water Street,
                                                General Insurance, AIG               New York, New York 10038

Kenneth V. Harkins          Director and        Executive Vice President and         175 Water Street,
                            Executive           General Counsel, AIUH                New York, New York 10038
                            Officer

David L. Herzog             Director            Executive Vice President and         70 Pine Street,
                                                Chief Financial Officer, AIG         New York, New York 10270

Robert E. Lewis             Director            Senior Vice President & Chief Risk   70 Pine Street,
                                                Officer, AIG                         New York, New York 10270

Kristian P. Moor            Director and        Chairman of the Board,               175 Water Street,
                            Executive           President and Chief Executive        New York, New York 10038
                            Officer             Officer, AIUH

Robert S.H. Schimek         Director and        Executive Vice President, Chief      175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                AIUH

Nicholas C. Walsh           Director            Executive Vice President - Foreign   70 Pine Street,
                                                General Insurance, AIG               New York, New York 10270

Mary Ann Ross               Executive           Executive Vice President, AIUH       175 Water Street,
                            Officer                                                  York, New York 10038

Frank H. Douglas, Jr.       Executive           Senior Vice President, AIUH          70 Pine Street,
                            Officer                                                  New York, New York 10270

Richard T. Pisano           Executive Officer   Senior Vice President and            80 Pine Street,
                                                Statutory Controller, AIUH           New York, New York 10005


Mark T. Willis              Executive           Executive Vice President, AIUH       300 South Riverside Plaza,
                            Officer                                                  Suite 2100,
                                                                                     Chicago, Illinois 60606

                DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN HOME
                           ASSURANCE COMPANY ("AHAC")

John Q. Doyle               Director and        President and Chief Executive        175 Water Street,
                            Executive Officer   Officer, AHAC                        New York, New York 10038

David N. Fields             Director and        Executive Vice President,            175 Water Street,
                            Executive Officer   Reinsurance and Underwriting -       New York, New York 10038
                                                Property Casualty Group, AIUH

Christopher L. Sparro       Director            President, AIG World Source          175 Water Street,
                                                                                     New York, New York 10038


Kenneth V. Harkins          Director            Deputy General Counsel, AIG          175 Water Street,
                                                                                     New York, New York 10038

David L. Herzog             Director            Executive Vice President and         70 Pine Street,
                                                Chief Financial Officer, AIG         New York, New York 10270

Louis P. Iglesias           Director            Chairman and Chief Executive         175 Water Street,
                                                Officer - AIG Risk Management Group  New York, New York 10038

Robert E. Lewis             Director            Senior Vice President and Chief      70 Pine Street,
                                                Risk Officer, AIG                    New York, New York 10270

Monika M. Machon            Director            Senior Vice President and Chief      70 Pine Street,
                                                Investment Officer, AIG              New York, New York 10270

Kristian P. Moor            Director            Chairman of the Board, AHAC          175 Water Street, New York,
                                                                                     New York 10038

Robert S.H. Schimek         Director and        Senior Vice President, Chief         175 Water Street,
                            Executive Officer   Financial Officer and Treasurer,     New York, New York 10038
                                                AHAC

Nicholas S. Tyler           Director            Vice President, AHAC                 175 Water Street,
                                                                                     New York, New York 10038

Nicholas C. Walsh           Director and        Senior Vice President, AHAC          70 Pine Street,
                            Executive Officer                                        New York, New York 10270


Frank H. Douglas, Jr.       Executive Officer   Senior Vice President and            70 Pine Street,
                                                Actuary, AHAC                        New York, New York 10270

James C. Roberts            Executive Officer   Senior Vice President, AHAC          5 Wood Hollow Road,
                                                                                     Parsippany, New Jersey 07054

Mark T. Willis              Director and        Senior Vice President, AHAC          175 Water Street,
                            Executive Officer                                        New York, New York 10038

Andrew R. Holland           Executive Officer   Senior Vice President                175 Water Street,
                                                and General Counsel,                 New York, New York, 10038
                                                AHAC

Gary E. Muoio               Executive Officer   Senior Vice President, AHAC          70 Pine Street,
                                                                                     New York, New York, 10270

Richard T. Pisano           Executive Officer   Senior Vice President, AHAC          80 Pine Street,
                                                                                     New York, New York 10005

Richard C. Woollams         Executive Officer   Senior Vice President, AHAC          175 Water Street,
                                                                                     New York, New York, 10038

                       DIRECTORS AND EXECUTIVE OFFICERS OF
                        STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg        Chairman of the     Chairman of the Board and            399 Park Avenue, 17th Floor,
                            Board and           director, Starr International        New York, New York 10022
                            Director            Company, Inc. and C.V. Starr &
                                                Co., Inc.; Chief Executive
                                                Officer, C.V. Starr & Co., Inc.;
                                                trustee of C.V. Starr & Co., Inc.
                                                Trust; member, director and
                                                Chairman of the Board, The Starr
                                                Foundation.

Joseph C.H. Johnson         President and       President and Director               101 First Street,
                            Director                                                 Hamilton, Bermuda HM 12

Edward E. Matthews          Managing Director   Managing Director and director,      399 Park Avenue, 17th Floor,
                            and Director        Starr International Company,         New York, New York 10022
                                                Inc.; director and President,
                                                C.V. Starr & Co., Inc.; trustee,
                                                C.V. Starr & Co., Inc. Trust;
                                                member and director, The Starr
                                                Foundation.

Houghton Freeman            Director            President, Freeman Foundation        499 Taber Hill Road,
                                                                                     Stowe, VT 05672

Lawrence S. Greenberg       Director            Private Equity Investor              399 Park Avenue, 17th Floor,
                                                                                     New York, New York 10022

Bertil P-H Lundquist        Director            Executive Vice President and         399 Park Avenue, 17th Floor,
                                                General Counsel, C.V. Starr &        New York, New York 10022
                                                Co., Inc.

Howard I. Smith             Director            Vice Chairman-Finance and            399 Park Avenue, 17th Floor,
                                                Secretary, C.V. Starr & Co., Inc.    New York, NY 10022

John J. Roberts             Director            Retired; Honorary Director,          Concordia Farms
                                                American International Group, Inc.   P.O. Box 703,
                                                                                     Easton, MD 21601

Cesar Zalamea               Director            President and Chief Executive        Suite 1405-7,
                                                Officer, Starr International         Two Exchange Square,
                                                Company (Asia), Limited              8 Connaught Place,
                                                                                     Central, Hong Kong

           DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg        Chairman of the     (See above)                          (See above)
                            Board, Director
                            and Chief
                            Executive Officer

Howard I. Smith             Vice Chairman-      (See above)                          (See above)
                            Finance and
                            Secretary and
                            Director

Edward E. Matthews          President and       (See above)                          (See above)
                            Director

Houghton Freeman            Director            (See above)                          (See above)

John J. Roberts             Director            (See above)                          (See above)

Bertil P-H Lundquist        Director            (See above)                          (See above)

Lawrence S. Greenberg       Director            (See above)                          (See above)



                           DIRECTORS AND OFFICERS OF
                          C.V. STARR & CO., INC. TRUST

Maurice R. Greenberg        Chairman and        (See above)                          (See above)
                            Director, Trustee

Edward E. Matthews          Director, Trustee   (See above)                          (See above)

Howard I. Smith             Director, Trustee   (See above)                          (See above)



                       DIRECTORS AND EXECUTIVE OFFICERS OF
                           UNIVERSAL FOUNDATION, INC.

Stuart Osborne              President and       President of Universal Foundation    Mercury House
                            Director                                                 101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Eligia G. Fernando          Director            Retired                              Mercury House
                                                                                     101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Cesar C. Zalamea            Director            (See above)                          (See above)

Aloysius B. Colayco         Director            Managing Director, Argosy Partners   Argosy Partners
                                                                                     8th Floor, Pacific Star Building
                                                                                     Makati City, Philippines

Jennifer Barclay            Secretary           Secretary of Universal Foundation    Mercury House
                                                                                     101 Front Street
                                                                                     Hamilton HM 12, Bermuda

Margaret Barnes             Treasurer           Treasurer of Universal Foundation    Baarerstrasse 101
                                                                                     CH-6300
                                                                                     Zug, Switzerland

             DIRECTORS AND EXECUTIVE OFFICERS OF THE MAURICE R. AND
                  CORINNE P. GREENBERG FAMILY FOUNDATION, INC.

Maurice R. Greenberg        Chairman and        (See above)                          (See above)
                            Director

Corinne P. Greenberg        President and       President and Director, Greenberg    399 Park Avenue, 17th Floor
                            Director            Foundation                           New York, New York 10022

Jeffrey W. Greenberg        Vice President      Vice President and Director,         399 Park Avenue, 17th Floor
                            and Director        Greenberg Foundation                 New York, New York 10022

Evan G. Greenberg           Vice President      President and Chief Executive        399 Park Avenue, 17th Floor
                            and Director        Officer, ACE Limited                 New York, New York 10022

Lawrence S. Greenberg       Vice President      (See above)                          (See above)
                            and Director

Shake Nahapetian            Treasurer           Administrative Assistant,            399 Park Avenue, 17th Floor
                                                C.V. Starr & Co., Inc.               New York, New York 10022



              DIRECTOR AND EXECUTIVE OFFICER OF THE MAURICE R. AND CORINNE P. GREENBERG JOINT TENANCY CORPORATION, INC.

Maurice R. Greenberg        Chairman, CEO,      (See above)                          (See above)
                            President,
                            Treasurer,
                            Secretary and
                            Director